Exhibit 16

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael E. Cahill, Philip K. Holl, Douglas P. Dick and George P. Hawley, and each of them, his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign a Form N-14 registration statement applicable to the merger of the Relative Value Small Cap Fund into the Value Opportunities Fund of TCW Funds, Inc. and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Patrick C. Haden
Patrick C. Haden
June 29, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael E. Cahill, Philip K. Holl, Douglas P. Dick and George P. Hawley, and each of them, his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign a Form N-14 registration statement applicable to the merger of the Relative Value Small Cap Fund into the Value Opportunities Fund of TCW Funds, Inc. and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Samuel P. Bell
Samuel P. Bell
June 29, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael E. Cahill, Philip K. Holl, Douglas P. Dick and George P. Hawley, and each of them, his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign a Form N-14 registration statement applicable to the merger of the Relative Value Small Cap Fund into the Value Opportunities Fund of TCW Funds, Inc. and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ John A. Gavin
John A. Gavin
June 29, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael E. Cahill, Philip K. Holl, Douglas P. Dick and George P. Hawley, and each of them, his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign a Form N-14 registration statement applicable to the merger of the Relative Value Small Cap Fund into the Value Opportunities Fund of TCW Funds, Inc. and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Janet E. Kerr
Janet E. Kerr
June 29, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael E. Cahill, Philip K. Holl, Douglas P. Dick and George P. Hawley, and each of them, his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign a Form N-14 registration statement applicable to the merger of the Relative Value Small Cap Fund into the Value Opportunities Fund of TCW Funds, Inc. and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Peter McMillan
Peter McMillan
June 29, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael E. Cahill, Philip K. Holl, Douglas P. Dick and George P. Hawley, and each of them, his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign a Form N-14 registration statement applicable to the merger of the Relative Value Small Cap Fund into the Value Opportunities Fund of TCW Funds, Inc. and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Charles A. Parker
Charles A. Parker
June 29, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael E. Cahill, Philip K. Holl, Douglas P. Dick and George P. Hawley, and each of them, his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign a Form N-14 registration statement applicable to the merger of the Relative Value Small Cap Fund into the Value Opportunities Fund of TCW Funds, Inc. and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Charles W. Baldiswieler
Charles W. Baldiswieler
June 29, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael E. Cahill, Philip K. Holl, Douglas P. Dick and George P. Hawley, and each of them, his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign a Form N-14 registration statement applicable to the merger of the Relative Value Small Cap Fund into the Value Opportunities Fund of TCW Funds, Inc. and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Thomas E. Larkin, Jr.
Thomas E. Larkin, Jr.
June 29, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael E. Cahill, Philip K. Holl, Douglas P. Dick and George P. Hawley, and each of them, his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign a Form N-14 registration statement applicable to the merger of the Relative Value Small Cap Fund into the Value Opportunities Fund of TCW Funds, Inc. and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Marc I. Stern
Marc I. Stern
June 29, 2011